INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 19, 2025 TO THE

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 19, 2025 OF:

Invesco KBW Regional Banking ETF (KBWR)
(the “Fund”)

Important Notice Regarding Changes in the Name, Ticker Symbol, Underlying Index,
Index Provider, Investment Objective, Principal Investment Strategies
and Non-Fundamental Investment Policy of the Fund

At a meeting held on December 17, 2025, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II approved changes to the name, underlying index, investment objective, principal investment strategies and non-fundamental investment policy of the Fund. These changes will be effective on or about February 23, 2026 (the “Effective Date”).

Therefore, on the Effective Date, the following changes will occur:

1.) Name and Ticker Symbol Change. The Fund’s name will change to Invesco Bloomberg Financial Data Providers ETF, and its ticker symbol will change to FDIQ.

2.) Underlying Index and Index Provider Change. Bloomberg Index Services Limited (the “Index Provider”) will become the index provider of a new underlying index (the “New Underlying Index”) for the Fund. The New Underlying Index will replace the Fund’s Current Underlying Index, as set forth in the table below.

Current Underlying Index	New Underlying Index
KBW Nasdaq Regional BankingTM Index	Bloomberg Financial Data Providers Index

3.) Investment Objective Change. The Fund’s new investment objective will be to seek to track the investment results (before fees and expenses) of the New Underlying Index.

4.) Principal Investment Strategies Change. The Fund generally will invest at least 90% of its total assets in securities that comprise the New Underlying Index.

5.) Description of New Underlying Index. The Index Provider compiles, maintains and calculates the New Underlying Index, which is designed to track the companies that, in the view of the Index Provider, provide essential services and technologies to the global financial system utilizing research from Bloomberg Intelligence (“BI”) (an affiliate of the Index Provider) and industry classifications pursuant to the Bloomberg Industry Classification Standard (“BICS”). To be eligible for inclusion in the New Underlying Index, a security must (i) be part of the Bloomberg developed markets universe (which as of the date of this document, consists of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Switzerland, Sweden, the United Kingdom and the United States); (ii) be classified by the Index Provider pursuant to BICS as a “financial information services” company or a “security & commodity exchanges” company, or be classified by BI as a “enterprise fintech” company within BI’s capital markets category; (iii) qualify as a large-, mid-, or small-capitalization company based on metrics developed by the Index Provider; (iv) have minimum free float market capitalization of $500 million; and (v) have a minimum 90-day average daily value traded of $5 million. Each security is weighted based on its modified market capitalization. The maximum weight of each security is generally capped at 4.5% of the New Underlying Index. The New Underlying Index is rebalanced quarterly after the close of trading on the third Friday of January, April, July and October.

6.) Non-Fundamental Investment Policy. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in the particular types of securities, and/or in securities of companies operating in the particular industries or economic sectors, that are suggested by the Fund’s name (e.g., securities of regional banking companies) (the “80% investment policy”). In connection with the Fund’s name change, the Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in securities of financial data provider companies. The Fund considers the securities of financial data provider companies to be those securities that comprise the New Underlying Index. Therefore, the Fund anticipates meeting its 80% investment policy because it will generally invest at least 90% of its total assets in securities that comprise the New Underlying Index, in accordance with its principal investment strategies.

Please Retain This Supplement For Future Reference.

P-KBWR-SUMSTATSAI-SUP 121925